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                                                                EXHIBIT 23.12


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in the registration statement of our report dated December 11, 1995, included in Network Long Distance, Inc.'s Form 8-K A/One dated December 27, 1995, and to all references to our Firm included in this registration statement.

                                            /s/ SCHULTZ, CHEZ AND JESSER, LLP
                                            ---------------------------------
                                            SCHULTZ, CHEZ AND JESSER, LLP


Chicago, Illinois
April 10, 1996